Other Non-Current Assets	12 Months Ended
Dec. 31, 2012
Other Non-Current Assets
(10)	OTHER NON-CURRENT ASSETS

Other non-current assets includes an available-for-sale equity security with a carrying amount of US$5,775 (2011:US$10,265) as of December 31, 2012, which represented 8 million equity shares of Beijing Jingyuntong Technology Co., Ltd. (“JYT”) held by the Company’s subsidiary in the PRC, JXLDK. The equity shares in JYT accounted for approximately 1% of JYT’s total equity interests and are restricted for sale for a 36-month periods after the completion of JYT’s initial public offering in the PRC in September 2011. The Group initially recognized the investment at cost before the shares of JYT became marketable, and subsequently measured it at its fair value of US$5,775 as of December 31, 2012 based on the quoted price of shares of JYT and adjusted by a 25% discount to reflect the sale restriction. The unrealized gain (loss) of approximately US$6,653 and US$(3,368), net of tax (expense)/benefit of US$(2,218) and US$1,122 was recognized as other comprehensive income for the years ended December 31, 2011 and 2012, respectively.

For the year ended December 31, 2012, the Group determined that the carrying value of certain intangible assets related to trademark and customer relationships included in “Other non-current assets” were no longer recoverable based on management’s assessment. As a result, the Group recorded an impairment loss of US$25,255 in 2012, which is included in “Impairment loss for intangible assets” in the consolidated statements of operations.